EXHIBIT 99.6

            PRO FORMA COMBINED BALANCE SHEET AND INCOME STATEMENT FOR
             PANNONIAN ENERGY, INC. AND SAN JOAQUIN RESOURCES, INC.
                             AS OF DECEMBER 31, 2000

                               GASCO ENERGY, INC.
                     INDEX TO PRO FORMA FINANCIAL STATEMENTS






Pro Forma Consolidated Balance Sheet - December 31, 2000                 F-3

Pro Forma Consolidated Statement of Operations-
     Year ended December 31, 2000                                        F-4

Notes to Pro Forma Consolidated Financial Statements                     F-5

                               GASCO ENERGY, INC.
                  PRO FORMA CONSOLIDATED FINANCIAL INFORMATION


The accompanying pro forma consolidated financial statements present the historical financial information of San Joaquin Resources Inc. (San Joaquin), as adjusted for the acquisition of Pannonian Energy, Inc. (Pannonian), pursuant to an Agreement and Plan of Reorganization (the Agreement) entered into between San Joaquin and Pannonian dated as of January 31, 2001. For financial reporting purposes, the business combination is to be accounted for as an additional capitalization of San Joaquin (a reverse acquisition with Pannonian as the acquirer). The operations of Pannonian will be the continuing operations of the combined entity.

Effective March 5, 2001 San Joaquin changed its name to Gasco Energy, Inc.

The Agreement required Pannonian, prior to closing of the merger transaction on March 30, 2001, to divest itself of all assets not associated with its "Riverbend" area of interest (the non-Riverbend assets).

The accompanying pro forma consolidated balance sheet presents the historical financial information of San Joaquin as of December 31, 2000, as adjusted for the acquisition of Pannonian, accounted for as a reverse acquisition. The historical financial information of San Joaquin and the historical financial information of Pannonian are as of December 31, 2000.

The accompanying pro forma consolidated statement of operations for the year ended December 31, 2000 combines the historical financial information of Pannonian with the historical financial information of San Joaquin for the year ended December 31, 2000, as if the acquisition had occurred at the beginning of the year.

The pro forma consolidated financial statements have been prepared by management, based on the historical financial statements of San Joaquin and Pannonian. These pro forma consolidated financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma consolidated financial statements should be read in conjunction with the historical financial statements of San Joaquin for the year ended December 31, 2000 included in San Joaquin's Form 10KSB for the year ended December 31, 2000, and with the historical financial statements of Pannonian as of December 31, 2000 and for the year then ended, included elsewhere herein.

                               GASCO ENERGY, INC.
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                               DECEMBER 31, 2000



                                                    SAN JOAQUIN       PANNONIAN        PROFORMA          PRO FORMA
                                                            (HISTORICAL)              ADJUSTMENTS         COMBINED


ASSETS

CURRENT ASSETS
Cash                                                 $  247,822     $   881,041    $     (3,984) 4     $   669,694
                                                                                       (455,185) 5
Accounts and notes receivable                             5,158          13,923                             19,081
Marketable securities                                   146,948               -                            146,948
Due from joint interest partners                              -         113,020               -            113,020
                                                     ----------     -----------    ------------        -----------

Total Current Assets                                    399,928       1,007,984        (459,169)           948,743

OIL AND GAS PROPERTIES, NET                             258,433       1,991,290        (112,503) 4         671,452
                                                                                     (1,465,768) 5

FURNITURE AND EQUIPMENT, NET                                  -           7,985               -              7,985
                                                     ----------     -----------    ------------        -----------

                                                     $  658,361     $ 3,007,259    $ (2,037,440)       $ 1,628,180
                                                     ==========     ===========    ============        ===========


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Notes payable-related                                $        -     $   544,280    $    (15,000) 4     $    74,095
                                                                                       (455,185) 5
Notes payable-other                                           -         239,102        (100,000) 5         139,102
Note payable-Pannonian International                                                     80,609  4          80,609
Accounts payable and accrued expenses                    64,559         221,972                            286,531
Accrued bonus payable                                         -         423,000               -            423,000
Due to Rubicon                                                -               -         544,815  5         544,815
                                                     ----------     -----------    ------------        -----------

Total Current Liabilities                                64,559       1,428,354          55,239          1,548,152
                                                     ----------     -----------    ------------        -----------

STOCKHOLDERS' EQUITY
Preferred stock                                               -               -               -                  -

Common stock                                              1,179           7,925          (6,525) 1           2,335
                                                                                           (244) 2

Capital in excess of par value                          994,685       3,157,075           6,525  1       1,802,889
                                                                                            244  2
                                                                                       (262,961) 3
                                                                                       (182,096) 4
                                                                                     (1,910,583) 5
Deficit accumulated during the
development stage                                      (402,062)     (1,586,095)        262,961  3      (1,725,196)
                                                     ----------     -----------    ------------        -----------

                                                        593,802       1,578,905      (2,092,679)            80,028
                                                     ----------     -----------    ------------        -----------

                                                     $  658,361     $ 3,007,259    $ (2,037,440)       $ 1,628,180
                                                     ==========     ===========    ============        ===========


          See notes to the consolidated proforma financial statements.

                                      F-3





                                                    SAN JOAQUIN       PANNONIAN        PROFORMA          PRO FORMA
                                                            (HISTORICAL)              ADJUSTMENTS         COMBINED


REVENUES                                             $        -     $         -    $          -        $         -
                                                     ----------     -----------    ------------        -----------

OPERATING EXPENSES
General and administrative                              204,627         951,734        (200,062) 6         956,299
Property abandonments                                         -          15,300         (15,300) 6               -
Interest                                                      -          61,776         (17,585) 6          44,191
Depreciation                                                  -           1,047               -              1,047
                                                     ----------     -----------    ------------        -----------

                                                        204,627       1,029,857        (232,947)         1,001,537
                                                     ----------     -----------    ------------        -----------

OTHER INCOME (EXPENSE)                                                                                           -
Gain on sale of permit                                        -         200,000        (200,000) 6               -
Other                                                     8,832         (13,404)         13,404  6           8,832
Realized (loss) on sale of marketable securities        (36,157)              -                            (36,157)
Unrealized (loss) on marketable securities              (22,506)              -               -            (22,506)
                                                     ----------     -----------    ------------        -----------

                                                        (49,831)        186,596        (186,596)           (49,831)
                                                     ----------     -----------    ------------        -----------

NET (LOSS)                                           $ (254,458)    $  (843,261)   $     46,351        $(1,051,368)
                                                     ==========     ===========    ============        ===========

NET (LOSS) PER COMMON SHARE-
BASIC AND DILUTED
                                                                                                       $     (0.05)
                                                                                                       ===========
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING-
BASIS AND DILUTED                                                                                       23,350,000
                                                                                                       ===========



          See notes to the proforma consolidated financial statements.

                               GASCO ENERGY, INC.
              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)



NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma consolidated financial statements are presented to reflect the acquisition of Pannonian by San Joaquin, accounted for as a reverse acquisition, with the operations of Pannonian being the continuing operations of the combined entities.

The accompanying pro forma consolidated balance sheet as of December 31, 2000 has been prepared to give effect to the acquisition of Pannonian by San Joaquin as if the acquisition occurred on December 31, 2000. The accompanying pro forma consolidated statements of operations combines the historical operations of San Joaquin and Pannonian for the year ended December 31, 2000 as if the acquisition had occurred at the beginning of the year.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

1. Adjust for issuance of 14 million shares of San Joaquin for 100% of the outstanding common shares and warrants of Pannonian.

2.     Record the return of 2,438,930 shares of San Joaquin.

3. Reflect the recapitalization of the 9,350,000 shares of San Joaquin common stock issued and outstanding as of the date of the reverse acquisition of San Joaquin by Pannonian.

4. Record distribution of Pannonian International LTD common stock to shareholders of Pannonian.

5.     Record distribution of non-Riverbend U.S. assets and related liabilities.

6. Eliminate income and operating costs of Pannonian International LTD, and operating costs of U.S. non-Riverbend assets distributed.

NOTE 3 - (LOSS) PER COMMON SHARE

Pro forma loss per common share for the year ended December 31, 2000 is computed based on the weighted average number of common shares outstanding during the year, assuming that the 9,350,000 shares of San Joaquin outstanding as of the date of the reverse acquisition (net of 2,438,930 returned shares) were outstanding as of the beginning of the year.





                                       F-5